                                      LEASE


         THIS AGREEMENT OF LEASE, dated the 1st day of July, 1984 by and between GOLDIE SABEL ("Lessor") and CRUSADER SAVINGS & LOAN ASSOCIATION, a state chartered Pennsylvania savings and loan association ("Lessee").


                              W I T N E S S E T H :


                                    ARTICLE 1

                         DEMISED PREMISES--TERM OF LEASE

         Section 1.01. That Lessor, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Lessee, its successors and assigns, to be paid, kept, observed and performed, has leased, rented, let and demised, and by these presents does lease, rent, let and demise, unto Lessee, and Lessee does hereby take and hire, upon and subject to the conditions and limitations hereinafter expressed:

                  The premises situate at 6526 Castor Avenue, Philadelphia, Pennsylvania and more particularly described on Exhibit "A" hereto attached, together with the building and improvements erected thereon and together with all and singular the ways, easements, rights, privileges and appurtenances to the same belonging or in any wise appertaining, and all the estate, right, title, interest and claim, either at law or in equity, or otherwise of Lessor of, in, to or out of said premises.

                  Said premises, together with the said building, improvements, ways, estate, and all fixtures and equipment owned by Lessor which shall be upon, located or used in the operation of the said premises, constitute and are hereinafter referred to as the "Demised Premises".

         Section 1.02. TO HAVE AND TO HOLD the Demised Premises, unto Lessee, its successors and assigns, subject to the terms, covenants and agreements hereof for the term commencing on the date hereof (the "Commencement Date") and ending upon the expiration of five (5) years from the Banking Approval Date (hereinafter defined), unless this Lease shall be extended or sooner terminate as hereinafter set forth; provided, however, that Lessee's obligations hereunder solely for the payment of minimum rent shall be deemed to have commenced on March 15, 1984.

         Section 1.03. This Lease is made upon the following terms, all of which Lessor and Lessee, with respect to the same on their





                                                         1

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respective parts to be accepted, kept, observed and performed, covenant and agree to accept, keep, observe and perform.


                                    ARTICLE 2

                                      RENT

         Section 2.01. Lessee covenants and agrees to pay Lessor in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts, at the address specified in Section
20.01 of this Lease, minimum rent at the rates hereinafter specified:

         PAYMENT PERIOD                       MINIMUM MONTHLY/YEARLY RENTAL
         --------------                       -----------------------------

(a)      March 15, 1984 until the
         Banking Approval Date                  $600.00 per month

(b)      First (1st) and second (2nd)
         Lease Years (hereinafter defined)      $12,000 per year

(c)      Third (3rd) and fourth (4th)
         Lease Years                            $12,600.00 per year

(d)      Fifth (5th) Lease Year                 $13,200.00 per year


         The minimum annual rent shall be paid, in advance, in equal monthly installments. Lessee's obligation to pay minimum rent hereunder shall be deemed to have commenced on March 15, 1984. The first monthly installment of rent, together with all rent accrued from March 15, 1984 through the Commencement Date, shall be due on the Commencement Date and succeeding installments shall be paid on the first day of each successive month of the term hereof thereafter, pro rated, if necessary, for partial months occurring at the commencement and at the end of the term hereof. Said minimum annual rent is herein sometimes referred to as "net rent".

         Section 2.02. The "Banking Approval Date" shall be the earlier to occur of (i) the date upon which Lessee shall have received all required approvals for the establishment of a branch banking office in the Demised Premises, given without condition, from the Pennsylvania Department of Banking, the Federal Home Loan Bank System, and all other applicable governmental authorities (collectively, the "Banking Agencies"), or (ii) the Termination Date (hereinafter defined). A "Lease Year" shall mean each consecutive twelve (12) month period during the term or any renewal hereof commencing on the Banking Approval Date.


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         Section 2.03. The minimum annual rent shall be paid to Lessor by Lessee without notice or demand except as may be provided in this Lease. Lessee shall also pay without notice, except as may be provided in this Lease, as additional rent, all sums, costs, charges, expenses, obligations, reimbursements and other payments which Lessee in any of the provisions of this Lease agrees to pay or which Lessee agrees are to be at the expense of Lessee, and, in the event of non-payment thereof, Lessor shall have, in addition to all other rights and remedies, all the rights and remedies provided herein and by law in the case of non-payment of the net rent.

         Section 2.04. Lessee is granted the right to extend the term of this Lease for two consecutive terms of five (5) years, the first five (5) year renewal being called the "First Renewal Term" and the second five (5) year renewal being called the "Second Renewal Term", provided (a) Lessee is not in default at the time of exercise of such right, and (b) Lessee gives notice of its exercise of such right at least one hundred eighty (180) days prior to the expiration of the term hereof or the First Renewal Term, as the case may be. The First Renewal Term and Second Renewal Term shall be upon the same terms, conditions and rentals, except (i) Lessee shall have only one (1) right of renewal remaining after Lessee's exercise of its right to extend the term hereof for the First Renewal Term and shall have no further right of renewal after the Lessee's exercise of its right to extend the term hereof for the Second Renewal Term, and (ii) rather than the base year of 1984 used in Section 3.01 hereof to calculate the additional rent payable on account of real estate tax increases, during such renewal terms the base year for such purposes shall be the calendar year in which the first day of the First Renewal Term or Second Renewal Term, as the case may be, falls, and (iii) the minimum annual rental payable during the First Renewal Term or Second Renewal Term, as the case may be, shall be calculated as hereinafter set forth:

         Commencing at the beginning of the sixth (6th) Lease Year and for each ensuing Lease Year in the First Renewal Term or Second Renewal Term, as the case may be, the minimum annual rent shall be adjusted for each Lease Year to an amount equal to the sum derived by multiplying Thirteen Thousand Two Hundred Dollars ($13,200.00), the minimum annual rent in effect at the commencement of the fifth (5th) Lease Year, by a fraction, the numerator of which shall be the average of the Index (hereinafter defined) figures published for each of the sixty (60) consecutive calendar months ending with the calendar month most recently prior to the first (1st) day of the respective Lease Year for which the adjustment is to be made, and the denominator of which fraction shall be the corresponding Index figure published most recently prior to the Commencement Date. The sum so derived shall be the minimum annual rent to be paid by Lessee during the ensuing Lease Year and one-twelfth (1/12) of such sum, determined as aforesaid, shall be the monthly installment of the minimum annual rent. The minimum annual rent as so adjusted shall continue as the minimum annual rent payable during the ensuing Lease Year for which the annual adjustment is made, until the next annual adjustment is made as hereinabove provided. In no event shall the minimum annual rent as adjusted for any Lease

                                        3



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Year, commencing on or after the sixth (6th) Lease Year, be less than the minimum annual rent in effect at the commencement of the fifth (5th) Lease Year.

         The term "Consumer Price Index", for purposes hereof, is defined to mean the index now known as the "United States Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers", all items, for Philadelphia, Pennsylvania, Standard Metropolitan Statistical Area (1967=100), herein referred to as the "Index", or the most nearly comparable successor to the Index published by the United States Bureau of Labor Statistics, appropriately adjusted. If such Index is discontinued with no comparable successor thereto, then, in such event, the parties shall endeavor to agree upon a substitute formula for computing the aforesaid rental increases under this Section 2.04. If they cannot agree within thirty (30) days after the occurrence of such event, then the matter shall be determined by arbitration conducted by the American Arbitration Association in the City of Philadelphia in accordance with its rules then prevailing. In any such arbitration, the arbitrator shall be required to render, and furnish to Lessor and Lessee, written findings of fact and conclusions of law. Each Party shall bear its own costs of arbitration and divide equally any arbitrator's fees. In the event of such a dispute as to such substitute formula, rent then in effect shall continue to be paid pending determination thereof, and any adjustment in rent shall be applied retroactively to the beginning of the period for which Lessor and Lessee shall have been unable to agree upon the appropriate basis for adjustment.


                                    ARTICLE 3

                         PAYMENT OF TAXES AND UTILITIES

         Section 3.01. For and with respect to each calendar year within which the term of this Lease (and any renewal or extension thereof) falls, Tenant shall pay, as additional rent, the excess, if any, of the Taxes (hereinafter defined) for such year over the Taxes for the calendar year 1984. Such additional rent shall be prorated on a per-diem basis for any partial calendar year included within the beginning and end of the term. Such additional rent shall be paid during each calendar year within thirty (30) days after Lessor's delivery to Lessee of the bill therefor issued by the appropriate governmental authority. Lessor agrees to deliver such bill to Lessee promptly upon Lessor's receipt thereof.

         Section 3.02. The term "Taxes" shall mean all real estate taxes imposed upon the Demised Premises. Nothing herein contained shall require Lessee to pay municipal, state, or

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federal income or gross receipts or excess profits taxes assessed against
Lessor, or municipal, state, or federal capital levy, estate succession, inheritance or transfer taxes of Lessor, or corporation franchise taxes imposed upon any corporate owner of the fee of the Demised Premises. If Lessor shall receive a refund of Taxes for any period in which Lessee has paid additional rent on account thereof, then Lessor shall promptly notify Lessee thereof and either pay to Lessee or permit Lessee to credit against subsequent payments of rent hereunder, the amount of such refund, after deducting from the total refund the costs and expenses of Lessor, if any, in obtaining such refund.

         Section 3.03. Lessee shall have the right to contest the amount or validity, in whole or in part, of any Taxes by appropriate proceedings diligently conducted in good faith, in which event, notwithstanding the provisions of Section 3.01 hereof, Lessee may postpone or defer payment of such Taxes if neither the Demised Premises nor any part thereof would by reason of such postponement or deferment be in danger of being forfeited or lost. Pending the disposition of such proceedings, Lessee shall, upon request of Lessor, deposit the amount of such Taxes in controversy and all interest and penalties that may be charged by reason of such non-payment with an escrowee reasonably acceptable to Lessor, to be paid out as may be ordered in such proceedings. The escrowed amounts not so required shall be returned to Lessee with interest, if any, accrued thereon.

         Section 3.04. Lessor shall not be required to join in any proceedings referred to in Section 3.04 hereof unless the provisions of any law, rule or regulation, at the time in effect shall require that such proceedings be brought by or in the name of Lessor, in which event Lessor shall join in such proceedings or permit the same to be brought in its name upon compliance with such conditions as Lessor may reasonably require. Lessor shall not ultimately be subjected to any liability for the payment of any fees, including reasonable counsel fees, costs or expenses in connection with such proceedings. Lessee agrees to pay all such fees, including reasonable counsel fees, costs and expenses or, on demand, to make reimbursement to Lessor for such payment.

         Section 3.05. Lessee further agrees to pay as additional rent all charges for water consumed upon the Demised Premises, all sewer rental or charges for use of sewers, sewage systems and sewage treatment works servicing the Demised Premises and all charges for repairs to the water meter on the Demised Premises, promptly after the same become due.

         Section 3.06. Lessee shall be solely responsible for the payment of any charges for any other utilities or fuels used or consumed on the Demised Premises, including, but not limited to electricity, gas and/or oil.

                                        5
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                                    ARTICLE 4

                                    SURRENDER

         Section 4.01. Lessee shall and will on the last day of the term hereof or upon any earlier termination of this Lease, or upon any entry or re-entry by Lessor upon the Demised Premises pursuant to Article 18 hereof, well and truly surrender and deliver up the Demised Premises into the possession and use of Lessor in good order, condition and repair, reasonable wear and tear damage by fire and other casualty excepted.


                                    ARTICLE 5

                                    INSURANCE

         SECTION 5.01. Lessee, at its sole cost and expense, shall purchase and maintain during the entire term of this Lease and any renewals hereof comprehensive bodily injury and property damage liability insurance against claims for bodily injury, death or property damage, occurring in, on or about the Demised Premises, naming the Lessor and the Lessee as the insureds, such insurance to afford minimum protection of not less than One Million Dollars ($1,000,000) combined single limit coverage during the term of this Lease. Such liability insurance shall be effected under a valid and enforceable policy issued by an insurer of recognized responsibility which is licensed to do business in the Commonwealth of Pennsylvania and may be effected under a blanket policy. On or before the Commencement Date, and thereafter not less than thirty
(30) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article 5, Lessee shall deliver to Lessor a certificate of such policy, bearing notations evidencing the payment of premiums or accompanied by other evidence of such payment. Such policy shall, to the extent obtainable, have attached thereto an endorsement that such policy shall not be cancelled, terminated, or materially changed without at least thirty (30) days prior written notice to the Lessor. Lessee shall also maintain at all times during the term or any renewals hereof insurance against risk, loss or damage by fire or other casualty to Lessee's trade fixtures and equipment.

         Section 5.02. Lessor, at its sole cost and expense, shall keep the Demised Premised insured throughout the term or any renewals of this Lease against loss or damage by fire and against loss or damage by such other risks now or hereafter embraced by "Extended Coverage", so called, in an amount not less than one hundred percent (100%) of the replacement value of the building and other improvements upon or in the Demised Premises, excluding

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Lessee's personal property, trade fixtures and improvements, additions or alterations in, to or of the Demised Premises made by Lessee.

         Section 5.03. Lessee hereby covenants and agrees that it will not do or suffer to be done, any act, manner or thing objectionable to the fire insurance companies whereby the fire insurance maintained by Lessor and now in force or hereafter placed on the Demised Premises shall become void or suspended; provided, however, in the event Lessee shall sublet the Demised Premises or assign this Lease, and such sublessee's or assignee's use of the Demised Premises is such that the Demised Premises shall be rated as a more hazardous risk than at the Commencement Date, then Lessee shall pay to Lessor as additional rent all increases in premiums on fire insurance carried by Lessor insuring the Demised Premises.


                                    ARTICLE 6

                  LESSOR'S RIGHT TO PERFORM LESSEE'S COVENANTS

         Section 6.01. If Lessee shall at any time fail to pay any Taxes, take out, pay for, maintain and deliver the liability insurance policies provided for in Article 5 hereof, or shall fail to make the repairs required by Section 7.01 hereof, then Lessor, after thirty (30) days notice to Lessee (or without notice in case of an emergency) and without waiving, or releasing Lessee from, any obligation of Lessee contained in this Lease, may, but shall be under no obligation to: (a) pay such Taxes; or (b) take out, pay for and maintain such liability insurance policies; or (c) perform such repairs.

         Section 6.02. All sums so paid by Lessor and all costs and expenses, including reasonable attorney's fees, incurred by Lessor in connection with the performance thereof shall be paid by Lessee to Lessor on demand.


                                    ARTICLE 7

                 REPAIR AND MAINTENANCE OF THE DEMISED PREMISES

         Section 7.01. Throughout the term of this Lease, Lessee, at its sole cost and expense, shall take good care of the Demised Premises and shall keep the same in good order and condition, excepting ordinary wear and tear, damage by fire or other casualty and make all necessary repairs (including replacements) thereto, except as set forth in Section 7.03 hereof.


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         Section 7.02. Lessee shall maintain the sidewalks adjoining the Demised
Premises in a clean and orderly condition, free of dirt, rubbish, snow, ice, and unlawful obstructions.

         Section 7.03. Lessor shall maintain, keep in good order and condition and replace if necessary, all structural portions of the Demised Premises, including, but not limited to, the exterior walls, floors, roof, foundation and load bearing columns and beams of the building situate thereon and shall make all repairs, which may be needed and replacements, if necessary, to the heating system servicing the Demised Premises.

         Section 7.04. Any repairs, replacements, renewals and additions and/or labor or materials performed or furnished in, on or about the Demised Premises by either Lessor or Lessee shall be performed in compliance with the Requirements (hereinafter defined).


                                    ARTICLE 8

                COMPLIANCE WITH LAWS, ORDINANCES AND REGULATIONS

         Section 8.01. Throughout the term of this Lease, Lessee, at its sole cost and expense, shall comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, and municipal governments, courts, departments, commissions, boards, any national or local insurance rating bureau (collectively, the "Requirements") which may be applicable to the Lessee or to its use or manner of use of the Demised Premises, or any part thereof; provided, however, Lessee shall have no obligation to make any structural changes, additions or improvements required by any Requirements unless the same shall have been caused by Lessee's acts.

         Section 8.02. Lessor covenants, warrants and represents that as of the date of this Lease the Demised Premises are in compliance with all Requirements
(a) with the exception of violations noted by the City of Philadelphia requiring the installation of (i) a "Class B Fire Alarm System") and (ii) an approved dry chemical carbon dioxide fire extinguisher (collectively, the "Violations"), and
(b) with the following possible exceptions: (i) fuse box located above a sink;
(ii) lack of emergency lighting and exit signs; and (iii) lack of solid rear door. Lessor further represents and warrants that as of the date of this Lease,
(a) the contemplated use of the Demised Premises as a branch office of a savings and loan association offering related financial services is in compliance with the zoning laws and ordinances pertaining thereto and may be so used as a matter of right, and (b) except with respect to the Violations, there is no outstanding notice of any uncorrected

                                        8
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violation of any Requirement; provided, however, in the event Lessor's representation and warranty as to the contemplated use of the Demised Premises is incorrect, Lessee's sole remedy shall be to terminate this Lease upon notice to Lessor.

         Section 8.03. Lessee shall have the right, after prior notice to Lessor, to contest by appropriate legal proceedings, diligently conducted in good faith, in the name of Lessee or Lessor or both, without cost or expense to Lessor, the validity or application of any Requirement, subject to the following:

                  (a) If by the terms of any such Requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge, liability or penalty of any kind against the Demised Premises and without subjecting Lessor to any liability, civil or criminal, for failure so to comply therewith, Lessee may delay compliance therewith until the final determination of such proceeding.

                  (b) If any lien, charge or civil liability would be incurred by reason of such delay, Lessee nevertheless, with the prior consent of Lessor, which consent shall not be unreasonably withheld or delayed, may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Lessor to criminal liability and Lessee (1) furnishes to Lessor security, reasonably satisfactory to Lessor against any loss or injury by reason of such contest or delay, and (2) prosecutes the contest with due diligence and in good faith.

         Lessor shall, at Lessee's sole cost and expense, execute and deliver any appropriate papers which may be necessary or proper to permit Lessee to contest the validity or application of any such Requirement.


                                    ARTICLE 9

                      CHANGES, ALTERATIONS AND IMPROVEMENTS

         Section 9.01. Lessee shall have the right at any time and from time to time during the term of this Lease to make, at its sole cost and expense, changes, improvements, additions or alterations in, to or of the Demised Premises. Lessee shall make no structural change or alteration without the prior consent of the Lessor, which consent shall not be unreasonably withheld or delayed; provided, however, Lessee shall have the right, without the consent of Lessor, to install a "pick-up box" and an automatic teller machine in the walls of the Demised Premises and to make any structural changes or alterations reasonably necessary to install a bank vault in the Demised Premises. All alterations, improvements, additions or fixtures shall remain upon the Demised Premises at the expiration or sooner determination of this Lease and become the property of Lessor, or, at Lessee's option, Lessee shall have the right to remove any of the same provided that Lessee shall repair any damage to the Demised Premises caused by their removal; provided, however, if and to the extent installed in the Demised Premises, Lessee shall in all events remove the vault, "pick-up box" and automatic teller machine therefrom. Notwithstanding anything to the contrary contained herein, Lessee shall have the right, without Lessor's consent, to remove any and all of its equipment and trade fixtures, together with any of Lessee's personal property, from the Demised Premises at any time during the term of this Lease or at the expiration or earlier termination thereof.

         Section 9.02. Lessee shall have the right to erect signs on the exterior walls of the Demised Premises, provided such signs comply with the Requirements. Lessee shall remove such signs at the expiration or earlier termination of this Lease and shall repair any damage to the Demised Premises caused by such removal.


                                   ARTICLE 10

                               DISCHARGE OF LIENS

         Section 10.01. If any mechanic's, laborer's or materialmen's lien shall at the time be filed against the Demised Premises or any part thereof on account of labor or material furnished or claimed to have been furnished to Lessee, Lessee, within thirty (30) days after notice of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise.

         Section 10.03. Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any contractor, sub-contractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to, or repair of the Demised Premises or any part thereof or the demolition or the replacement of the Demised Premises or any part thereof.


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                                   ARTICLE 11

                                    NO WASTE

         Section 11.01. Lessee shall not do or suffer any waste or damage, disfigurement or injury to the Demised Premises or any part thereof.


                                   ARTICLE 12

                             USE OF DEMISED PREMISES

         Section 12.01. Lessee shall use the Demised Premises as and for any legal use. Lessee shall not use or allow the Demised Premises or any part thereof to be used or occupied for any unlawful purpose or in violation of any laws and shall not suffer any acts to be done or any condition to exist on the Demised Premises or any part thereof or any article to be brought thereon, which may be dangerous, unless safeguarded as required by law, or which may, in law, constitute a nuisance, public or private, or which may make void any insurance then in force with respect thereto.


                                   ARTICLE 13

                    ENTRY ON DEMISED PREMISED BY LESSOR, ETC.

         Section 13.01. In addition to Lessor's right of entry under any other provision of this Lease, Lessee shall permit Lessor and its authorized representatives to enter the Demised Premises at all reasonable times for the purpose of (a) inspecting the same, (b) making any repairs thereto required hereby on the part of Lessor, or (c) performing any work therein that may be necessary by reason of (i) Lessee's failure to make any repairs as may be required hereby on the part of Lessee, and (ii) Lessee's failure to have commenced the same within thirty (30) days after written notice from Lessor or without notice in case of an emergency.

         Section 13.02. Lessor shall not be liable for inconvenience, annoyance or disturbance by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into or through the Demised Premises during the course thereof, provided, however, that in making any such repairs or performing any such work Lessor shall proceed at reasonable hours and with a minimum of inconvenience to the Lessee.


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         Section 13.03. Lessor shall have the right to enter the Demised
Premises during Lessee's usual business hours for the purpose of showing the same to prospective purchasers.


                                   ARTICLE 14

                            INDEMNIFICATION OF LESSOR

         Section 14.01. Notwithstanding any provision to the contrary contained in this Lease, Lessee shall indemnify and save harmless Lessor against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees and disbursements, which may be imposed upon, incurred by or asserted against Lessor by reason of any of the following occurring during the term of this Lease and not arising from, under or in connection with any act or negligence on the part of Lessor, its agents, employees or independent contractors or from Lessor's failure to observe and perform any of the terms or provisions contained herein on Lessor's part to be observed and performed:

                  (a) any work or thing done in, on or about the Demised Premises or any part thereof by Lessee;

                  (b) any use, non-use, possession, occupation, condition, cooperation, maintenance or management of the Demised Premises or any part thereof;

                  (c) any negligence on the part of Lessee or any of its agents, contractors, servants, employees, licensees, or invitees;

                  (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof;

                  (e) any failure on the part of Lessee to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions, or limitations contained in this Lease on Lessee's part to be kept, observed and performed.

                  In the event that the Lessor shall receive notice of any claim for which the Lessee shall be required, pursuant to this Lease, to indemnify the Lessor, then the Lessor shall promptly give notice to the Lessee of such claim and Lessee shall be permitted (but shall not be required) to defend such claim through counsel it selects. The Lessor shall fully cooperate with the Lessee in the defense of any indemnified claim. The Lessee shall have the right to compromise or settle any such claim at the Lessee's sole expense without the consent of the

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Lessor.  The Lessor shall have no right to settle any such claim, provided that Lessee shall be engaged in the defense thereof.

         Section 14.02. Notwithstanding anything herein contained to the contrary, to the extent of the face amount of their respective insurance coverages, the Lessor and Lessee do each hereby release the other from any and all liability for any loss or damage to their respective properties caused by fire or any of the other casualties covered by the risks included in extended coverage insurance. This limited mutual release is given notwithstanding that such fire or other casualty shall have resulted from the act, omission or negligence of Lessor or Lessee or their respective agents, employees, licensees or contractors. Lessor and Lessee agree to cause their respective insurance policies covering the Demised Premises and its contents to contain an appropriate endorsement whereby the insurer agrees that the insurance policy and coverage will not be invalidated by reason of the foregoing waiver of the right of recovery against Lessor or Lessee, respectively, for loss occurring to the properties or to the persons covered by such policies, and whereby such insurers also waive any right to subrogation against the Lessor and Lessee (as the case may be). Each party shall, upon request, promptly deliver to the other a certificate evidencing such waiver of subrogation by the insurer. The provisions of this Section 14.02 shall not be operative during any period of time when such "waiver of subrogation" feature is not available from insurance companies licensed to do business in the Commonwealth of Pennsylvania.


                                   ARTICLE 15

                              DAMAGE OR DESTRUCTION

         Section 15.01. In the event of damage to or destruction of the Demised Premises by fire or other casualty, this Lease shall not terminate but the Demised Premises shall be promptly and fully repaired by Lessor, at its sole cost and expense, subject, however, to the following terms and conditions. If the Demised Premises are so damaged or rendered unusable by fire or other casualty to the extent that, in the opinion of the Architect (hereinafter defined), such damage cannot be repaired and the Demised Premises restored and rendered completely usable within six (6) months of the commencement of restoration, then in such event, Lessor may elect, upon notice to Lessee given within thirty (30) days from the date of such casualty, to terminate this Lease as of the date specified in such notice, which date shall not be more than thirty (30) days thereafter, and the rental payable hereunder shall be proportionately paid up to the time of such casualty and thereafter cease. If the Demised Premises are so damaged or rendered unusable by fire or other casualty that the damage thereto can, in the opinion of the Architect, be repaired and the Demised Premises rendered completely usable within six (6) months of the commencement of restoration, or if Lessor shall have failed to terminate this Lease pursuant to the preceding sentence, then the damage to the Demised Premises shall be promptly repaired and the Demised Premises restored and rendered completely usable by and at the sole expense of Lessor and rental payable hereunder, until such repairs shall be completed, shall proportionately abate from the date following such casualty according to the portion of the Demised Premises which remains unusable until the date when the Demised Premises have been repaired, restored and rendered completely usable by Lessor. Lessor shall not be obligated to repair, restore or rebuild any of Lessee's personal property or any alterations, additions or improvements made by Lessee. In the event that the Demised Premises shall not be rendered completely usable and/or repaired and restored by Lessor to their condition prior to such damage within one hundred eighty (180) days of any such casualty, Lessee shall have the right, exercisable by notice to Lessor, to terminate this Lease upon the date specified in such notice.

         Notwithstanding anything to the contrary contained in this Article 15, if the Demised Premises shall be damaged by fire or other casualty occurring during the fifth (5th) or tenth (10th) Lease Years and (a) the cost to Lessor of performing its obligations under this Section 15.01 shall exceed Thirty Thousand Dollars ($30,000) in the fifth (5th) Lease Year or Fifty Thousand Dollars ($50,000.00) in the tenth (10th) Lease Year, as the case may be, as estimated by the Architect, then unless Lessee shall have theretofore exercised its right contained in Section 2.04 hereof to extend the term of this Lease for the First Renewal Term or Second Renewal Term, as the case may be, or unless within thirty
(30) days following the giving of the Architect's estimate of the cost of repair or restoration Lessee shall exercise such right (the period in which Lessee may exercise such right being extended, if necessary, for thirty (30) days from the giving of such Architect's estimate), Lessor shall have the right, exercisable upon notice to Lessee, given not more than forty-five (45) days following the giving of Architect's estimate to terminate this Lease, or (b) in the event Lessor shall not have so elected to terminate this Lease, if the cost to Lessee of repairing or restoring its leasehold improvements to their condition preceding such casualty shall exceed Ten Thousand Dollars ($10,000) in the fifth
(5th) Lease Year or Sixteen Thousand Dollars ($16,000.00) in the tenth (10th) Lease Year, as the case may be, as estimated by the Architect, Lessee shall have the right, exercisable upon notice to Lessor given not more than sixty (60) days following the giving of such Architect's estimate, to terminate this Lease. The respective estimates to be made by the Architect shall be rendered together with the opinions of the Architect set forth in the preceding paragraph. If either Lessor or Lessee shall elect to terminate this Lease, this Lease shall terminate as of the date specified in such notice, which date shall not be more than thirty (30) days thereafter and rental payable hereunder shall be proportionately paid up to the time of such casualty and thereafter cease.

         Upon any termination of the Lease as provided in this Section 15.01, the rent, taking into account any abatements as aforesaid, shall be adjusted to the termination date.

         Section 15.02. Upon the occurrence of damage to or destruction of the Demised Premises by fire or other casualty, Lessee shall promptly give notice thereof to Lessor. Within five (5) days of such fire or other casualty, the parties shall designate a licensed architect (the "Architect") practicing in the City of Philadelphia mutually satisfactory to Lessor and Lessee and having not less than fifteen (15) years continuous experience to make the determinations on the part of the Architect specified above. If the parties shall be unable to designate the Architect within five (5) days of such fire or other casualty, then the Architect shall be designated by the President Judge of the Court of Common Pleas for Philadelphia County. The parties shall divide equally the fees of the Architect. The determinations of the Architect shall be given to the parties within twenty (20) days of the date of such casualty in the manner provided in Section 20.01 hereof for the giving of notices.


                                   ARTICLE 16

                                  CONDEMNATION

         Section 16.01. In the event the Demised Premises or any part thereof shall be taken or condemned for a public or quasi-public use, or a deed shall be given in lieu thereof, net rent shall abate to reflect the reduction in value of the Demised Premises thereafter. In the event the parties shall be unable to agree on the reduction in value of the Demised Premises, either party may submit such dispute to arbitration conducted in the City of Philadelphia by the American Arbitration Society in accordance with its rules then prevailing. In any such arbitration, the arbitrator shall be required to render and furnish to Lessor and Lessee, written findings of fact and conclusions of law. Each party shall bear its own costs of arbitration and divide equally any arbitrator's fees.

         Section 16.02. If (a) the whole of the Demised Premises shall be taken or condemned (which terms as used in this Article 16 shall include a voluntary conveyance in lieu of an actual taking or condemnation) in any eminent domain, condemnation, compulsory acquisition or like proceeding by any competent authority for any public or quasi-public use or purpose, or (b) such portion thereof shall be taken or condemned, as in the opinion of Lessee, reasonably exercised, shall have a material adverse effect on Lessee's use and enjoyment of the Demised Premises, and upon notice thereof from Lessee to Lessor, then the term of this Lease shall terminate as of the date such authority takes possession of the Demised Premises pursuant to such taking or condemnation.

         Section 16.03. If only a part of the Demised Premises shall be taken or condemned and upon the taking or condemnation of such part Lessee has not elected to terminate this Lease, Lessor, at its sole cost and expense, shall restore the Demised Premises as nearly as practical to its condition existing prior to such taking.

         Section 16.04. Lessee hereby waives any loss, damages, or claims therefor, resulting from the exercise of the power of eminent domain, whether such loss or damage results from the taking or condemnation of part or all of the Demised Premises, except that Lessee may claim against the condemning authority any damages payable to tenants or lessees under the Pennsylvania Eminent Domain Code or other applicable law, but in no event shall Lessee make any claim against Lessor, or the condemning authority or any party having an interest in the Demised Premises which will result in the diminution or reduction in the award otherwise payable to Lessor for the taking of the Demised Premises.


                                   ARTICLE 17

                      MORTGAGES, ASSIGNMENTS, SUBLEASES AND
                         TRANSFERS OF LESSEE'S INTEREST

         Section 17.01. Lessee shall have the right to assign its leasehold interest under this Lease or to sublease all or any part of the Demised Premises without the consent of Lessor. No assignment or subletting shall relieve Lessee from any obligation or liability under this Lease and any assignment of this Lease or sublease of all or part of the Demised Premises shall be subject to the terms of this Lease. Lessee shall not mortgage its interest under this Lease without the consent of the Lessor, which consent shall not be unreasonably withheld or delayed.

                                   ARTICLE 18

                  CONDITIONAL LIMITATIONS -- DEFAULT PROVISIONS

         Section 18.01. Any one or more of the following events shall constitute an event of default ("Event of Default") under this Lease:

                  (a) if default shall be made in the due and punctual payment of any net rent or additional rent payable under this Lease or any part hereof when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days after notice thereof from Lessor to Lessee;

                  (b) if default shall be made by Lessee in keeping, observing or performing any of the terms, covenants or conditions contained in this Lease on Lessee's part to be kept, observed or performed, other than those referred to in the foregoing subdivision (a) and such default shall continue for a period of thirty (30) days after notice thereof from Lessor to Lessee, or in the case of such a default or a contingency which cannot with reasonable diligence be cured within such thirty (30) day period from Lessor's notice, Lessee shall fail to promptly commence to cure the same and thereafter to prosecute the curing of the same with reasonable diligence (it being intended that in connection with a default which is not susceptible of being cured with reasonable diligence within such thirty (30) day period from Lessor's notice, that the time afforded to Lessee to cure the same shall be extended for such a period as may be necessary for the curing thereof);

                  (c) Lessee shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any present or future federal bankruptcy act or under any similar federal or state law, or shall be adjudicated a bankruptcy or insolvent or shall make an assignment for the benefit of Lessee's creditors or shall admit in writing its inability to pay its debts generally as they become due;

                  (d) A petition proposing the adjudication of Lessee as a bankrupt or its reorganization under federal or state law shall be filed in any court and such petition shall not be discharged or denied within one hundred twenty (120) days after the filing thereof;

                  (e) A receiver, trustee or liquidator of Lessee or of all or substantially all of the Lessee's assets shall be appointed in any proceeding brought by Lessee, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Lessee and shall not be discharged within one hundred twenty (120) days after such appointment, or if Lessee shall consent to or acquiesce in such appointment;

                  (f) The estate or interest of Lessee in the Demised Premises or any part thereof shall be levied upon or attached in any proceeding and such process shall not be vacated or discharged within one hundred twenty (120) days after such levy or attachment; or

                  (g) The Demised Premises shall be vacated or abandoned by Lessee.

         Section 18.02. Lessor at any time during the continuance of any Event of Default may, at its option, give notice to Lessee specifying such Event of Default or events of default and stating that this Lease and the term hereby demised shall expire and terminate on the date specified in such notice, which shall be at least fifteen (15) days after the giving of such notice, and upon the date specified in such notice, this Lease and the term hereby demised and all rights of Lessee under this Lease shall expire and terminate. Upon such termination, Lessee shall quit and peacefully surrender the Demised Premises to Lessor and Lessor may, without further notice, re-enter the Demised Premises and possess and repossess itself thereof, by summary proceedings or ejectment, may dispossess Lessee and remove Lessee and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises. Lessor, at its option, shall forthwith be entitled to recover from Lessee, in lieu of all other claims for damages on account of such termination and in addition to all amounts due and owing hereunder by Lessee to Lessor at the date of such termination, as and for liquidated damage, an amount equal to the excess of all rents reserved hereunder for the unexpired portion of the term of this Lease then in effect discounted at a rate per annum equal to the discount rate then in effect at the Federal Reverse Bank for the Federal Reserve District in which the Demised Premises are located, to the then present worth, over the fair rental value of the Demised Premises at the time of such termination for such unexpired portion as the same may be proved by Lessee, discounted at a like rate. Nothing herein contained shall limit or prejudice the right of Lessor, in any bankruptcy or reorganization or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or reorganization or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the excess referred to above.

         Section 18.03. At any time or from time to time after any such termination, Lessor may relet the Demised Premises or any part thereof in the name of Lessor for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions as Lessor, in its reasonable discretion, may determine and may collect and receive the rents therefor.

         Section 18.04. In the event of any such expiration or termination, whether or not the Demised Premises or any part thereof shall have been relet, Lessee shall pay to the Lessor (in lieu of and as an alternative remedy to the liquidated damages set forth in Section 18.02) a sum equal to the net rent and the additional rent required to be paid by Lessee up to the time of such expiration or termination of this Lease, and thereafter Lessee, until the end of what would have been the term of this Lease in the absence of such termination, shall be liable to Lessor for, and shall pay to Lessor as the same becomes due:

                  (a) the equivalent of the amount of such net rent and the additional rent which would be payable under this Lease by Lessee if this Lease were still in effect, less

                  (b) the net proceeds of any reletting effected pursuant to the provisions of Section 18.04 hereof, after deducting Lessor's reasonable expenses incurred in putting the Demised Premises in good condition, but only to the extent Lessee would be obligated to do so upon expiration of the term hereof, and such other reasonable expenses of Lessor in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, and the reasonable fees and disbursements of Lessor's attorneys.

Lessor shall be required to take such action as shall be necessary to mitigate its damages hereunder, including, but not limited to, reletting the Demised Premises.

         Section 18.05. Lessor and Lessee, so far as permitted by law, hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use of occupancy of said Premises or any claim of injury or damage. The terms "enter", "re-enter", "entry", or "re-entry", as used in this Lease are not restricted to their technical legal meaning.

         Section 18.06. No failure by Lessor or by Lessee to insist upon the strict performance of any term or agreement of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Lessor of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such term or agreement. No term or agreement of this Lease to be kept, observed or performed by Lessor or by Lessee, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Lessor or by Lessee, as the case may be. No waiver of any breach shall affect or alter this Lease, but each and every term or agreement of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.


                                   ARTICLE 19

                       INVALIDITY OF PARTICULAR PROVISIONS

         Section 19.01. If any provision of this Lease or the application thereof to any person or situation shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, and the application of such provision to persons or situations other than those as to which it shall have been held invalid or unenforceable, shall not be affected thereby, and shall continue valid and be enforceable to the fullest extent permitted by law.


                                   ARTICLE 20

                                     NOTICES

         Section 20.01. All notices, demands or requests required or desired to be given hereunder by either party shall be in writing and shall be deemed to have been properly served or given if sent by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) If to Lessee, to the attention of Mr. John Przybylski, President, Crusader Savings & Loan Association, 1084 East Lancaster Avenue, Rosemont, PA 19010, with a copy to Michael D. Foxman, Esq., Blank, Rome, Comisky & McCauley, 1200 Four Penn Center Plaza, Philadelphia, PA 19103;

                  (b) If to Lessor, to #1113, Kennedy House, 1901 J.F.K. Boulevard, Philadelphia, PA 19103, with a copy to Peter S. Friedman, Esq., Suite 200, 180 Old York Road, Jenkintown, PA 19046.

         Either party may by like notice designate from time to time a new address within the continental limits of the United States or party to whose attention such notice shall be directed.

                                   ARTICLE 21

                      QUIET ENJOYMENT--CONVEYANCE BY LESSOR

         Section 21.01. Lessor covenants and warrants that Lessor has the full right, power and authority to enter into this Lease for the full term and any renewals thereof and it is lawfully seized of the Demised Premises in fee simple. Lessee, upon paying the net rent and all additional rent herein provided for and keeping, observing and performing all the terms and agreements of this Lease on Lessee's part to be kept, observed and performed, shall quietly have and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by anyone lawfully claiming by, under or through Lessor.

         Section 21.02. In the event Lessor shall desire to sell the Demised Premises, then Lessor shall give written notice thereof (hereinafter called "Offering Notice") to Lessee. Said Offering Notice shall contain:

                         (i) a detailed description of all of the terms and conditions of such proposed sale, together with copies of the proposed agreement of sale and all exhibits thereto and any other documentation evidencing such terms and conditions; and

                        (ii) an offer to sell the Demised Premises to Lessee upon the same terms and conditions.

         The Lessee shall be entitled to purchase the Demised Premises on the term set forth in the Offering Notice. The Lessee shall have a period of twenty
(20) days within which to agree in writing to so purchase the Demised Premises. If the Lessee fails to agree to purchase the Demised Premises within such time period, the Lessor shall have the right to effectuate such a sale upon terms no less favorable to Lessor than those offered to Lessee within a period of one hundred twenty (120) days after the expiration of the twenty (20) day period referred to above, and upon completion of such sale upon such terms, Lessee's right of first refusal under this Section 21.02 shall cease and terminate. In the event of any change favorable to the purchaser in the terms and conditions of the offer, notice thereof and opportunity to purchase shall again be given by Lessor to Lessee in accordance with the terms set forth above. If Lessor shall not have completed such sale within said one hundred twenty (120) day period, Lessee's rights under this Section 21.03 shall remain in full force and effect and Lessor shall not sell the Demised Premises without first complying with its provisions.

                                   ARTICLE 22

                                  SUBORDINATION

         Section 22.01. Subject to the provisions of Section 22.03 hereof, this Lease is and shall be subject and subordinate to any mortgage or deed of trust (collectively "Fee Mortgages") hereafter placed upon the Demised Premises and to any future modifications, consolidations, replacements, extensions and renewals thereof and all amendments and supplements thereto. Notwithstanding such subordination, as aforesaid, this Lease, except as otherwise hereinafter provided, shall not terminate or be divested by foreclosure or other default proceedings under said Fee Mortgages, or obligations secured thereby, and Lessee shall attorn to and recognize the mortgagee, trustee or the purchaser at the foreclosure sale in the event of such foreclosure or other default proceeding pursuant to a Fee Mortgage as Lessee's landlord for the balance of the term of this Lease, subject to all of the terms and provisions hereof.

         Section 22.02. Notwithstanding the subordination provisions hereinabove set forth, the beneficiary of such subordination provisions may elect to have any Fee Mortgage subject and subordinate to this Lease and Lessee's leasehold estate hereunder.

         Section 22.03. Subordination of this Lease as set forth above shall be conditioned upon the execution and delivery by the holder of any Fee Mortgage of a subordination, nondisturbance and attornment agreement, in form and substance reasonably satisfactory to Lessee, containing such holder's agreement (i) that the rights of Lessee hereunder and its possession of the Demised Premises shall not be affected by reason of foreclosure or other default proceedings, and (ii) proceeds of insurance shall be applied to the repair and restoration required on the part of Lessor as set forth in Article 15 of this Lease and condemnation proceeds shall be applied to the restoration required on the part of Lessor as set forth in Article 16 of this Lease.


                                   ARTICLE 23

                              COOPERATION OF LESSEE

         Section 23.01. Lessee agrees at any time and from time to time upon not less than twenty (20) days prior notice by Lessor to execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), and stating whether or not Lessor is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in this Lease and, if in default, specifying each such default, it being intended that any such statement delivered pursuant to this
Section 23.01 may be relied upon by the Lessor or any prospective purchaser of the Demised Premises or any mortgagee thereof or any assignee of any such mortgagee.


                                   ARTICLE 26

                         COVENANTS TO RUN WITH THE LAND

         Section 26.01. The terms, covenants, agreements, provisions, conditions, and limitations herein contained shall be construed as covenants running with the land and shall bind and inure to the benefit of Lessor, Lessee and their respective heirs, administrators, executors, successors and assigns.


                                   ARTICLE 27

                                  MISCELLANEOUS

         Section 27.01. This Lease sets forth all the promises, agreements, conditions and understandings between Lessor and Lessee relative to the Demised Premises. There are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

         Section 27.02. The captions of this Lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

         Section 27.03. At Lessee's request, Lessor shall promptly execute, acknowledge and deliver to Lessee a memorandum of this Lease, setting forth the items of information required by applicable law, to be filed by Lessee in the appropriate public office. Upon termination of this Lease, Lessee shall execute, acknowledge and deliver to Lessor a release or other instrument necessary to discharge such memorandum of record.

         Section 27.04. The fee title of Lessor and the leasehold estate of the Lessee shall at all times be separate and apart, and shall in no event be merged, notwithstanding the fact that this Lease or the leasehold estate created hereby, or any interest in either thereof, may be held directly or indirectly by or for the account of any person who shall own the fee estate in the Demised Premises and Lessee's interest in the Lease; and no such merger of estates shall occur by operation of law, or otherwise, unless and until all persons at the time having any interest in the fee estate and all persons having any interest in the Lease or the leasehold estate, shall join in the execution of a written instrument effecting such merger of estates.

         Section 27.05. Whenever a period of time is herein provided for either party to do or perform any act or thing, there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor, or any cause or causes, whether similar to or dissimilar from those enumerated, beyond the parties' reasonable control or the reasonable control of their agents, servants, employees and any contractor engaged by them to perform work in connection with this Lease.

         Section 27.06. Simultaneously with the execution of this Lease, Lessee shall deposit with Lessor the sum of One Thousand Dollars ($1,000.00) as a security deposit. Such security deposit shall be held by Lessor in an interest bearing account satisfactory to Lessee and shall be considered as security for the payment and performance by Lessee of all of Lessee's obligations under this Lease. Within ten (10) days after the expiration or earlier termination of the term hereof, and provided that Lessee is not in default under the terms hereof, Lessor shall refund such security deposit to Lessee, together with all accumulated and unpaid interest, less such portion thereof as Lessor shall have applied to make good any default by Lessee with respect to any of Lessee's obligations under this Lease. Interest on such security deposit shall be paid to Lessee yearly.

         Section 27.07. Lessor shall be solely responsible for and shall pay any commissions, fees or other charges (including expenses) which may be payable to any broker or finder in connection with this Lease or the purchase of the Demised Premises pursuant to Section 21.02 hereof. Lessee warrants that it has dealt with no broker in connection with this Lease other than Triangle Realty & Management Company.

         Section 27.08. Notwithstanding anything to the contrary contained in the Lease, Lessee shall have the right, exercisable at any time upon notice to Lessor given prior to the date (the "Termination Date") which is one hundred
(100) days from the date hereof, to terminate this Lease as of a date not later than five (5) days from the date of such notice if (a) Lessee shall fail to obtain all required approvals for Lessee's establishment of a branch banking office in the Demised Premises, given without condition, from the Banking Agencies, on or before the date which is ninety (90) days from the date hereof, or (b) any Banking Agency shall deny Lessee's request to establish such branch banking office in the Demised Premises. In the absence of such notice of termination, this Lease shall continue in full force and effect as if the contingency provided in this Section 27.08 was not a part of this Lease. Lessee agrees to pay to Lessor nonrefundable minimum rent in the amount set forth above through the date of such termination. Lessee agrees to promptly file any and all applications with supporting documentation required to obtain such approvals from the Banking Agencies and to diligently pursue securing such approvals thereafter.

         Section 27.09. Lessee acknowledges that a portion of the second floor of the Demised Premises known as apartment B, consisting of five (5) rooms and one (1) bath (the "Occupied Space") is occupied by certain individuals. Lessor represents and warrants that such occupancy arose pursuant to the sublease dated June 1, 1982 between Triangle Realty & Management Co., as agent for a previous tenant of the Demised Premises, and Charles Patchell and Cara Patchell, his wife (the "Patchells"), (b) the prime lease giving rise to the Patchells' occupancy has terminated and such prime tenant has vacated the Demised Premises, (c) the Patchells occupy the Occupied Space as tenants from month-to-month, (d) there are no other leases, agreements or rights of occupancy with the Patchells or any other individual affecting the Demised Premises, and (e) there are no other tenants or occupants of the Demised Premises or any part thereof. Lessor agrees that Lessee shall have no responsibility, liability or obligation whatsoever from, under or with respect to the Occupied Space or the occupants thereof, including, but not limited to, providing any services, utilities, maintenance or repairs with respect to the Occupied Space and Lessor agrees to assume the sole liability and responsibility therefore (as if the Occupied Space did not form a part of the Demised Premises) until such time as possession thereof shall be delivered to Lessee free of such tenants or occupants.

         Lessor, for herself, her heirs, executors, administrators and assigns does hereby release, relieve and discharge Lessee, its successors and assigns of and from and Lessor agrees to indemnify and save Lessee harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees and disbursements, which may be imposed upon, incurred by or asserted against Lessee from, under or in connection with the Occupied Space, or any use or occupancy thereof, including, but not limited to, reimbursement of an equitable portion of any additional rent payable by Lessee on account of Taxes, liability insurance, or utilities consumed in the Occupied Space which are not separately metered from the remainder of the Demised

Premises, until such time as possession of the Occupied Space shall be delivered to Lessee free of such tenants or occupants. The indemnity of Lessor set forth in the preceding sentence shall survive any expiration or termination of this Lease.

         Lessor agrees that at her sole cost and expense (and at no cost or expense to Lessee) she shall promptly take or cause to be taken the necessary and appropriate action, including, but not limited to, the institution of the necessary proceedings for recovery of possession of the Occupied Space, as shall be necessary or appropriate to remove any occupants from possession thereof and deliver the Occupied Space to Lessee free of any tenancies or rights of occupancy and to prosecute the same with due diligence. In the event possession of the Occupied Space has not been delivered to Lessee on or before the Termination Date free and clear of any tenancies or occupancies, then, (i) Lessee shall have the right to terminate this Lease at any time prior to such delivery to Lessee of possession of the Occupied Space, and (ii) without limitation of such right of termination, until such time as possession thereof shall be delivered to Lessee, the minimum rent payable hereunder shall be reduced to One Hundred Dollars ($100) per month. In the event Lessor shall deliver occupancy of the Occupied Space to Lessee prior to the Termination Date and Lessee shall thereafter terminate this Lease pursuant to Section 27.08 hereof, then, upon such termination, Lessee shall pay to Lessor an amount equal to Five Hundred Fifty dollars ($550.).

         Section 27.10. Upon request of Lessee, Lessor shall promptly execute, acknowledge and deliver to the title insurance company (the "Title Company") insuring Lessee's estate in the Demised Premises the Title Company's customary form of seller's affidavit, together with such documentary evidence as the Title Company may reasonably require to remove any exception taken on account of real estate taxes, water and sewer rents, federal or Pennsylvania estate or inheritance taxes, the death of Nathan Sabel and, to the extent removable by Lessor by the provision of such documentary evidence, if and to the extent in the possession of Lessor, any other exception taken by the Title Company to Lessee's title.

         Section 27.11. This Lease shall be construed and enforced in accordance with the law of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the Lessor and Lessee have each caused this Lease to be executed on the day and year first above written.


                                  LESSOR:



                                  --------------------------------------
                                  GOLDIE SABEL


                                  LESSEE:

                                  CRUSADER SAVINGS & LOAN ASSOCIATION



                                  By:/s/ John G. Przybylski
                                     ------------------------------------
                                         John G. Przybylski, President


                                  Attest: [illegile]
                                  ---------------------------------------
                                                            , Secretary

                                   EXHIBIT "A"


         ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected SITUATE in the 53rd Ward of the City of Philadelphia, described according to a Survey and Plan thereof made by Philip H. Horn, Surveyor and Regulator of the 8th District on November 19, 1959 described as follows to wit:-

         BEGINNING at a point of intersection of the Northwesterly side of Castor Avenue (One Hundred feet wide) and the Southwesterly side of Gilham Street (Forty feet wide) thence extending along the Northwesterly side of Castor Avenue South Thirty-eight degrees Sixteen minutes Forty-four seconds West Twenty-eight feet to a point, thence extending North Fifty-two degrees Eighteen minutes, Seven seconds West partly passing through the party wall between this premises and the premises adjoining on the Southwest and crossing the bed of a Fourteen feet wide driveway which extends Southwestwardly into Greeby Street (Forty feet wide) and Northeastwardly into Gilham Street Ninety feet Five and-one-quarter inches to a point on the Northwesterly side of aforesaid Fourteen feet wide driveway, thence extending along the Northwesterly side of aforesaid Fourteen feet wide driveway North Thirty-eight degrees Sixteen minutes Forty-four seconds East Twenty-eight feet to a point on the Southwesterly side of Gilham Street, thence extending along the Southwesterly side of Gilham Street South Fifty-two degrees Eighteen minutes Seven seconds East crossing the head of aforesaid Fourteen feet wide driveway Ninety feet Five and one-quarter inches to a point of intersection of the Southwesterly side of Gilham Street and the Northwesterly side of Castor Avenue, the first mentioned point and place of beginning.
Being 6526 Castor Avenue.

         BEING, inter alia, the same premises which Max Wm. Korman, Samuel J. Korman and Sarah R. Moss, Trustees under Deed of Trust dated May 20, 1947, by Indenture dated February 15, 1960 and recorded in the Office of the Recorder of Deeds for Philadelphia County in Book C.A.B. 1289, page 537 granted and conveyed unto Nathan Sabel and Goldie G. Sabel, his wife, in fee.

         TOGETHER with the free and common use, right, liberty and privilege of the aforesaid driveway as and for a passageway, automobile driveway and watercourse at all times hereafter.


                                       A-1